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Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE – REGION 3

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 07/01/02-07/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	8/13/02 Date
BARRY GOLD Printed Name of Authorized Individual	President & CEO Title of Authorized Individual

*  Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys, Inc.

Case No. 01-00706 (MFW)

Attachment to Monthly Operating Report (MOR cover page):

    Copies of IRS Form 6123 or Payment Receipt
    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not available.

In re: eToys, Inc.	Case No. 01-00706 MFW Reporting Period 07/01/02-07/31/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

	Pre-petition 5300152165	DIP General 2180039271	Payroll 5300155253	UBOC CD 2869003059	UBOC MM 2860113492	UBOC MM 2860113506	UBOC CD 2189005826	UBOC MM 2860113522	UBOC CD 2189000603	UBOC CD 2869003034	WFB Cert. Of Dep.	UBOC CD 2189003821
CASH BEGINNING OF MONTH	-	-	67.61	-	0.00	0.00	0.00	40,192.64	0.00	0.00	0.00	0.00

CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
DUE FROM LLC
OTHER (attach list)
TRANSFER FROM DISTRIBUTION LLC
TRANSFER FROM CD
TRANSFERS FROM MONEY MARKET
TRANSFERS FROM DIP GENERAL
INTEREST								36.33
TOTAL RECEIPTS	-	-	-	-	-	-	-	36.33	-	-	-	-

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES,USE,& OTHER TAXES
INVENTORY PURCHASES
SECURED/RENT/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (attach list)
PRE-PETITION EXPENSES (NOTE 1)
OWNER DRAW
TRANSFERS
Transfer to LLC DIP
Transfer to PR
Transfer to CD
Transfer to DIP General
Transfer to Money Market
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	-	-	-	-	-	-	-	-	-	-	-	-
NET CASH FLOW	-	-	-	-	-	-	-	36.33	-	-	-	-
CASH END OF MONTH	-	-	67.61	-	-	-	-	40,228.97	-	-	-	-

NOTE 1 - PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2 - ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO. 01-00707).

        THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re: eToys, Inc.	Case No. 01-00706 MFW Reporting Period 07/01/02-07/31/02

MOR-1 con't
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	UBOC CD 2869002614	UBOC CD 2869002770	UBOC CD 2869002754	UBOC CD 2869003042	UBOC CD 5309026234	UBOC CD 5309028479	UBOC Stock 5300161903	WFB 060-8526315	BOA DIP General 3755524511	BOA Payroll 3755524537	BOA MM 3755524508	Total
CASH BEGINNING OF MONTH	0.00	0.00	0.00	0.00	187,500.00	0.00	0.00	0.00	79,675.45	154.21	40,560,816.30	40,868,406.21

CASH SALES												0.00
ACCOUNTS RECEIVABLE (NOTE 2)												0.00
LOANS AND ADVANCES												0.00
SALE OF ASSETS									16,000.00			16,000.00
DUE FROM LLC												0.00
OTHER (attach list)									14,328.99			14,328.99
TRANSFER FROM DISTRIBUTION LLC												0.00
TRANSFER FROM CD												0.00
TRANSFERS FROM MONEY MARKET									110,000.00			110,000.00
TRANSFERS FROM DIP GENERAL										37,400.00		37,400.00
INTEREST											77,470.60	77,506.93
TOTAL RECEIPTS	-	-	-	-	-	-	-	-	140,328.99	37,400.00	77,470.60	255,235.92

DISBURSEMENTS
NET PAYROLL										(14,274.04)		(14,274.04)
PAYROLL TAXES										(7,570.16)		(7,570.16)
SALES,USE,& OTHER TAXES									(5,673.00)			(5,673.00)
INVENTORY PURCHASES												0.00
SECURED/RENT/LEASES									(3,792.38)			(3,792.38)
INSURANCE									(2,347.00)			(2,347.00)
ADMINISTRATIVE									(7,301.27)	81.10		(7,220.17)
SELLING												0.00
OTHER (attach list)												0.00
PRE-PETITION EXPENSES (NOTE 1)												0.00
OWNER DRAW												0.00
TRANSFERS												0.00
Transfer to LLC DIP									(8,000.00)			(8,000.00)
Transfer to PR									(37,400.00)			(37,400.00)
Transfer to CD												0.00
Transfer to DIP General											(110,000.00)	(110,000.00)
Transfer to Money Market												0.00
PROFESSIONAL FEES									(87,653.07)			(87,653.07)
U.S. TRUSTEE QUARTERLY FEES									(5,500.00)			(5,500.00)
COURT COSTS												0.00
TOTAL DISBURSEMENTS	-	-	-	-	-	-	-	-	(157,666.72)	(21,763.10)	(110,000.00)	(289,429.82)
NET CASH FLOW	-	-	-	-	-	-	-	-	(17,337.73)	15,636.90	(32,529.40)	(34,193.90)
CASH END OF MONTH	-	-	-	-	187,500.00	-	-	-	62,337.72	15,791.11	40,528,286.90	40,834,212.31

NOTE 1 - PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2 - ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO. 01-00707).

        THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		$289,429.82
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(155,400.00)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$134,029.82

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 07/01/02-07/31/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2180039271		5300155253		5300161903		2860113506			2869002945
C.	Purpose (Type):	DIP General		Payroll		Stock		Money Market			Time Deposit
1.	Balance per Bank Statement	$	-		$33,382.23		$-		$-		$-
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks		-		(33,314.62)
4.	Other				-
5.	Month End Balance per Books	$	-		$67.61		$-		$-		$-
6.	Number of Last Check Written		20560		605628

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			none		none		none		none		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
					SEE ATTACHED LIST		none		none		not applicable
Total Checks Outstanding			$	-

OTHER

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 07/01/02-07/31/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:		2869003042		2860113492		5309026234		2869003034		2860113522 *
C.	Purpose (Type):		Time Deposit		Money Market		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$-		$-		$187,500.00		$-		$40,228.97
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$-		$-		$187,500.00		$-		$40,228.97
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

OTHER

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 07/01/02-07/31/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Wells Fargo		Wells Fargo		Union Bank		Union Bank		Union Bank
B.	Account No.:				060-8526315		2869002614		5309028479		2869002754
C.	Purpose (Type):		Cert of Deposit		Credit Card		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$-		$-		$-		$-		$-
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$-		$-		$-		$-		$-
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

OTHER

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 07/01/02-07/31/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Bank of America		Bank of America		Bank of America		Total
B.	Account No.:		2869002770	3755524511		3755524537			375524508
C.	Purpose (Type):		Time Deposit	DIP General		Payroll			Money Market
1.	Balance per Bank Statement		$-		$74,221.33		$15,930.29		$40,528,286.90	$40,879,549.72
2.	(+) Deposit in Transit									0.00
3.	(-) Outstanding Checks				(11,883.61)		(139.18)			(45,337.41)
4.	Other Reconciling Items									0.00
5.	Month End Balance per Books		$-		$62,337.72		$15,791.11		$40,528,286.90	$40,834,212.31
6.	Number of Last Check Written				20749		800020

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount
			not applicable	None		None			not applicable

CHECKS OUTSTANDING		Ck#	Amount	CK#	Amount	CK#	Amount	Ck#	Amount
			not applicable						not applicable
				20737	3,792.38
				20743	753.60
				20744	13.99	Debit	139.18
				20745	280.71
				20746	5,000.00
				20747	250.00
				20748	250.00
				20749	1,542.93
					$11,883.61		$139.18

OTHER

* - The Debtor has voluntarily restricted cash approximating $55,000. Please see Note 3 to the Unaudited Financial Statements.

In re: eToys, Inc.	Cash Disbursements July 2002	Case No. 01-00706 (MFW)
Date	Num	Name	Amount
07/09/2002	20728	FEDERAL EXPRESS	47.26
07/09/2002	20729	FRENKEL OF CALIFORNIA INSURANCE SERVICES	2,347.00
07/10/2002	20730	CITY OF CULVER CITY	3,973.00
07/10/2002	20731	REGUS BUSINESS CENTRES CORP.	804.84
07/15/2002	20732	BANKRUPTCY MANAGEMENT CORPORATION	55,579.72
07/15/2002	20733	COHEN, STEFFANIE J	204.40
07/15/2002	20734	FEDERAL EXPRESS	35.04
07/15/2002	20735	MERRILL COMMUNICATIONS LLC	2,086.50
07/15/2002	20736	MORRIS, NICHOLS, ARSHT & TUNNELL	32,073.34
07/15/2002	20737	REGUS BUSINESS CENTRES CORP.	3,792.38
07/15/2002	20738	SCHWARZ, STEPHEN	437.50
07/15/2002	20739	YOUNG, BYNNE	1,009.50
07/15/2002	20740	RECALL-INFORMATION MNT	85.00
07/15/2002	20741	FRANCHISE TAX BOARD	900.00
07/15/2002	20742	FRANCHISE TAX BOARD	800.00
07/24/2002	20743	COHEN, STEFFANIE J	753.60
07/24/2002	20744	FEDERAL EXPRESS	13.99
07/24/2002	20745	GOLD, BARRY	280.71
07/24/2002	20746	U.S. TRUSTEE	5,000.00
07/24/2002	20747	U.S. TRUSTEE	250.00
07/24/2002	20748	U.S. TRUSTEE	250.00
07/25/2002	20749	RECALL-INFORMATION MNT	1,542.93
07/31/2002	20713	COZEN O'CONNOR-Overpaid ck #20713	0.01

		Subtotal	112,266.72

		ADD: Payroll Disbursements (see attached)	21,763.10

		Total Disbursements	134,029.82

In re: eToys, Inc.	CASH DISBURSEMENTS PAYROLL ACCOUNT July 2002	Case No. 01-00706 (MFW)
CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
800018	07/05/2002	870.80	870.80
Taxes	07/05/2002	557.73		557.73
800020	07/19/2002	1,741.64	1,741.64
Taxes	07/19/2002	1,115.38		1,115.38
Fees	07/22/2002	39.35			39.35
Fees	07/26/2002	55.20			55.20
Fees	07/31/2002	(140.10)			(140.10)

TOTAL DISBURSEMENTS-eToys, Inc.		4,240.00

Fees	07/01/2002	36.92			36.92
800017	07/05/2002	3,887.19	3,887.19
Taxes	07/05/2002	1,965.70		1,965.70
Fees	07/19/2002	39.67			39.67
800019	07/19/2002	7,774.41	7,774.41
Taxes	07/19/2002	3,931.35		3,931.35
Fees	07/31/2002	(112.14)			(112.14)

TOTAL DISBURSEMENTS-LLC		17,523.10

TOTAL DISBURSEMENTS		21,763.10	14,274.04	7,570.16	(81.10)

In re: eToys, Inc.	Case No. 01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
July 31, 2002

CHECKNUM	CHECK DATE	NET AMOUNT
00010024	03/01/01	2,145.48
00020077	03/01/01	123.34
00031164	03/01/01	948.84
00031165	03/01/01	4,065.28
00031232	03/01/01	90.34
00040393	03/01/01	4,281.94
00040394	03/01/01	299.40
00305692	03/06/01	37.50
00305700	03/06/01	2,764.29
00305770	03/06/01	1,036.41
00305827	03/06/01	80.47
00305837	03/06/01	171.40
00305839	03/06/01	171.49
00305844	03/06/01	91.45
00305845	03/06/01	86.17
00305847	03/06/01	37.49
00305848	03/06/01	133.66
00305854	03/06/01	293.66
00305876	03/06/01	180.08
00305883	03/06/01	125.27
00305914	03/06/01	191.95
00305919	03/06/01	248.56
00305923	03/06/01	119.62
00305937	03/06/01	117.48
00305943	03/06/01	148.29
00305945	03/06/01	294.50
00305968	03/06/01	316.55
00305972	03/06/01	281.38
00305976	03/06/01	140.70
00305977	03/06/01	290.34
00305999	03/06/01	281.38
00306003	03/06/01	183.15
00306004	03/06/01	316.56
00306005	03/06/01	309.53
00603580	03/06/01	65.07
00603850	03/06/01	442.62
00603862	03/06/01	484.70
00603931	03/06/01	330.82
00603935	03/06/01	363.49
00603945	03/06/01	218.40
00603949	03/06/01	126.61
00603950	03/06/01	123.11
00603988	03/06/01	133.64
00603990	03/06/01	191.40
00020086	03/09/01	218.07
00604003	03/16/01	59.10
00604048	03/16/01	87.94
00031401	03/23/01	423.15

In re: eToys, Inc.	Case No. 01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
July 31, 2002

CHECKNUM	CHECK DATE	NET AMOUNT
00604154	03/23/01	365.22
00031415	03/28/01	3.28
00604319	03/30/01	271.09
00604354	03/30/01	456.52
00604454	04/06/01	295.27
00306068	04/13/01	803.58
00306084	04/13/01	2,513.04
00604630	04/13/01	950.67
00604650	04/13/01	629.01
00604654	04/13/01	1,402.64
00306125	04/20/01	28.11
00306149	04/20/01	33.59
00306157	04/20/01	48.90
00306161	04/20/01	228.66
00306162	04/20/01	19.22
00306189	04/20/01	84.74
00040593	05/04/01	1,205.91
00031426	05/18/01	303.10

		33,314.62

In re: Etoys, Inc.	Case No. 01-00706(MFW)

MOR-1 ATTACHMENT
OTHER RECEIPTS
July-02

Payer	Description	Amount	Date
COMMONWEALTH OF VIRGINIA	REFUND	11,928.00	7/1/2002
JENNER & BLOCK	REFUND	2,400.99	7/18/2002

Total		$14,328.99

In re: eToys, Inc.	Case No. 01-00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through July 31, 2002 and One Month Ended July 31, 2002
UNAUDITED

	Mar 7, '01 - Jul 31, '02	Ju1 '02
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	330,679.40	0.00
Loss on Disposal of Assets	-27,927,357.20	0.00
Refunds Received	16,316.49	0.00
Liquidation Proceeds - Other	884,881.86	16,000.00

Total Liquidation Proceeds	-26,695,479.45	16,000.00

Total Income	-26,695,479.45	16,000.00

Gross Profit	-26,695,479.45	16,000.00
Expense
Advertising	10,845.34	0.00
Bank Service Charges	138,016.83	39.35
Dues and Subscriptions	731.47	0.00
Employee Benefits	320,991.18	520.00
Equipment Leases	123,828.55	0.00
Insurance	904,496.47	2,347.00
Licenses and Permits	3,598.02	0.00
Miscellaneous	2,777.33	15.00
Moving Expense	10,058.50	0.00
Office Relocation Expense	37,333.00	0.00
Outside Services	162,456.54	-140.10
Parking	62,614.23	43.20
Payroll Taxes	82,441.56	304.55
Postage and Delivery	10,665.34	198.50
Professional Fees
Accounting	4,249.94	0.00
Legal Fees	13,868.94	0.00

Total Professional Fees	18,118.88	0.00
Rent	421,620.12	3,813.81
Repairs
Building Repairs	186.06	0.00
Computer Repairs	271,873.90	0.00
Equipment Repairs	561.60	0.00

Total Repairs	272,621.56	0.00
Salaries & Wages
Vacation Expense	19,748.25	0.00
Salaries & Wages - Other	1,400,114.39	3,981.00

Total Salaries & Wages	1,419,862.64	3,981.00
Sales Tax	25,388.98	0.00
Supplies
Office	9,779.55	0.00
Supplies - Other	337.91	0.00

Total Supplies	10,117.46	0.00
Taxes
Local	300.00	0.00
State	10,254.00	0.00
Taxes - Other	24,552.68	5,673.00

Total Taxes	35,106.68	5,673.00
Telephone
Communications Expense	100,164.62	0.00
Telephone - Other	100,921.42	243.94

Total Telephone	201,086.04	243.94

See accompanying Notes To Financial Statements	Page 1 of 2

In re: eToys, Inc.	Case No. 01-00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through July 31, 2002 and One Month Ended July 31, 2002
UNAUDITED

Temporary Help	3,620.00	0.00
Travel & Ent
Meals	331.98	0.00
Travel	24,276.25	943.41
Travel & Ent - Other	58,080.24	0.00

Total Travel & Ent	82,688.47	943.41

Utilities	-531.16	0.00

Total Expense	4,360,554.03	17,982.66

Net Ordinary Income	-31,056,033.48	-1,982.66
Other Income/Expense
Other Income
Interest Income	1,269,924.65	77,506.93
Miscellaneous Income	1,624.91	0.00
Other Income	2,791,620.97	0.00

Total Other Income	4,063,170.53	77,506.93
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Commission	85,800.00	0.00
Asset Management - Other	424,947.05	0.00

Total Asset Management	510,747.05	0.00
IT Consulting Services	6,732.50	0.00
Legal Notices/Publication	62,609.51	0.00
Miscellaneous Expense	6,056.74	0.00
Record Storage	10,801.39	1,762.93

Total Post-Petition Payments	596,947.19	1,762.93
Pre-Petition Payments
Employee Reimbursements	6,020.71	0.00
Exp Deducted - Sec Dep	6,600.00	0.00
Other Critical Vendors	8,588.84	0.00
Payroll	535,337.53	0.00
Sales & Other Taxes	85,469.07	0.00

Total Pre-Petition Payments	642,016.15	0.00
Provision for Restructuring Chg	126,968,255.01	0.00

Total Other Reorganization Expenses	128,207,218.35	1,762.93
Outside Services	103,054.85	7,112.50
Professional Fees	5,779,404.46	125,229.07
U.S. Trustees Fees	39,750.00	5,500.00

Total Reorganization Expenses	134,129,427.66	139,604.50

Total Other Expense	134,129,427.66	139,604.50

Net Other Income	-130,066,257.13	-62,097.57

Net Loss	-161,122,290.61	-64,080.23

See accompanying Notes To Financial Statements	Page 2 of 2

In re: eToys, Inc.	Case No. 01-00706(MFW)

Balance Sheet (MOR-3)
As of July 31, 2002
UNAUDITED

Jul 31, '02
ASSETS
Current Assets
Cash
Restricted Cash	55,228.97
Unrestricted Cash	40,778,983.34

Total Cash	40,834,212.31
Other Current Assets
Other Liquidated Debts
129000 - A/R Other	100,000.00
152000 - Prepaid Marketing	50,000.00
241000 - Deposits	30,000.00

Total Other Liquidated Debts	180,000.00

Total Other Current Assets	180,000.00

Total Current Assets	41,014,212.31
Other Assets
I/C Receivables - Post Petition
251000 POST - Due From Dist LLC	-13,085,793.39

Total I/C Receivables - Post Petition	-13,085,793.39
I/C Receivables Pre-Petition
251500 - Due From eToys Dist	1,687,315.60
255000 - Due From eToys Europe	200,000.00

Total I/C Receivables Pre-Petition	1,887,315.60
Intangible Assets
231000 - Goodwill	68,000.00

Total Intangible Assets	68,000.00
Reserve for Restructuring Chrgs	-20,426.26

Total Other Assets	-11,150,904.05

TOTAL ASSETS	29,863,308.26

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	4,356.54

Total Accounts Payable	4,356.54
Other Current Liabilities
Post-Petition Liabilities
340000 - Accrued Prof Fees	1,432,775.89
345500 - Accrued Admin Costs	3,200,000.00

Total Post-Petition Liabilities	4,632,775.89

Total Other Current Liabilities	4,632,775.89

Total Current Liabilities	4,637,132.43
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
311000P - Taxing Authority	100,000.00
332000P - Employee Comp Liab	400,000.00
345000 - Other Priority Claims	300,000.00

Total Priority Claims	800,000.00
Secured Claims
352500 - Other Secured Claim	100,000.00

Total Secured Claims	100,000.00
Unsecured Claims
300000 - Accounts Payable	28,000,000.00
326000 - Agreement	1,650,000.00
332000 - Employee Comp	850,000.00
335000 - Accrued Interest Pyble	2,700,000.00
351000 - Equipment Lease	18,800,000.00
353000 - Subordinated N/P
353000 - Subordinated N/P	150,000,000.00
354000 - Other Unsecured Debt	700,000.00
355000 - Other Unsecured Claims	400,000.00

Total Unsecured Claims	203,100,000.00

Total Liabs Subject to Compromise	204,000,000.00

Total Long Term Liabilities	204,000,000.00

Total Liabilities	208,637,132.43

Total Equity	-178,773,824.17

TOTAL LIABILITIES & EQUITY	29,863,308.26

See accompanying Notes To Financial Statements	Page 1 of 1

In re: eToys, Inc. Debtor	Case No. 01-00706 (MFW) Reporting Period: 07/01/02-07/31/02

Notes to Unaudited Financial Statements (MOR - 2, 3)
UNAUDITED

NOTE 1 -	Basis of Presentation

As the Company is being liquidated, assets are carried at estimated fair market value which has been determined using the best information available to management. There can be no assurance that amounts to be realized from the liquidation of the Company's assets will equal the estimated fair market value.

Creditors' claims against the Company are still being evaluated and are subject to the adjudication of the Bankruptcy Court and as of this time the fair market value of such claims has not been established. Accordingly, no adjustment reducing pre-petition liabilities to anticipated settlement amounts has been recorded. (See Notes 4 and 5)
NOTE 2 -	Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's remaining assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. The provision was increased by $11.0 million in January 2002. This reserve was used to recognize losses and anticipated losses on remaining assets, writing assets down to estimated fair market value as of January 31, 2002. In May 2002, the reserve was increased by $19.1 million primarily to reflect increased liabilities claims received. This reserve has principally been used to reflect increased adminstrative claims and liabilities subject to compromise with $1.0 million being used to reduce expected recoveries from European subsidiaries. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales or increased liabilities resulting from unfavorable ruling on the Debtor's claims objections.
NOTE 3 -	Restricted Cash

The Company has set aside $40,000 in a separate account and reserved an additional $15,000 in a non-segregated account. These amounts represent proceeds from the sale of certain equipment in which purported secured lenders claim an interest, and have been earmarked for satisfaction of those claims if and to the extent allowed. The Company reserves all rights, claims, defenses and counter claims.

In re: eToys, Inc. Debtor	Case No. 01-00706 (MFW) Reporting Period: 07/01/02-07/31/02

Notes to Unaudited Financial Statements (MOR - 2, 3)
As of May 31, 2002
UNAUDITED
(Continued)

NOTE 4 -	Administrative Claims

On December 7, 2001, the bar date for the filing of administrative claims passed. Prior to the bar date, administrative claims totaling approximately $17,611,000 were filed against eToys, Inc. The Company has undertaken a review and reconciliation of the administrative claims filed and determined that administrative claims filed against eToys, Inc. should approximate $3.2 million. Until the claims objections are heard by the Court, the Debtor can make no representations or provide any assurances regarding the Administrative Claims, which would be paid ahead of any distribution to pre-petition creditors.
NOTE 5 -	Liabilities Subject to Compromise

During May 2002, the Debtor substantially completed its review and research into claims filed against the Debtor as a result of its Bankruptcy and the cessation of business operations. Liabilities currently recognized on the balance sheet as of May 31, 2002 reflect management's estimate of liabilities based on claims filed which were adjusted, where appropriate, as claims were researched, validated and quantified. Until the claims objections are heard by the Court, the Debtor can make no representations or provide any assurances regarding the Liabilities Subject to Compromise.

In re: eToys, Inc	Case No. 01-00706 (MFW)
Debtor	Reporting Period: 07/01/02-07/31/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	0.00	0.00		Note 1	0.00
FICA-Employer	0.00	0.00	0.00		Note 1	0.00
FICA-Employee	0.00	0.00	0.00		Note 1	0.00
Tax Adjustment	0.00	0.00	0.00			0.00
Tax Refund	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total Federal Taxes	0.00	0.00	0.00			0.00
STATE AND LOCAL
Withholding	0.00	0.00	0.00		Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	0.00	0.00			0.00
Total taxes	0.00	0.00	0.00			0.00

Note 1 - All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies.

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	653.20	3,703.34	-	-	-	4,356.54
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees						1,432,775.89
Amounts Due to Insiders*
Other: Deposit Liabilities
Other: Accrued Administrative Costs						3,200,000.00
Total Postpetition Debts						4,637,132.43
Explain how and when the Debtor intends to pay any past-due postpetition debts.
Debtor has adequate funds available to pay all post petition liabilities when approved by the Bankruptcy Court.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

Form 941 (Rev. January 2002) Department of the Treasury Internal Revenue Service (99)	Employer's Quarterly Federal Tax Return See separate instructions revised January 2002 for information on completing this return. Please type or print

Enter state code for state in which deposits were made only if different from state in address to the right CA (see page 2 of instructions).	Name (as distinguished from trade name) E TOYS INC Trade name, if any, Address (number and street) 600 Corporate Point	Date quarter ended 06/30/2002 Employer indentification number 95-4633006 City, state and zip code Culver City CA 90230	OMB No. 1545-0029 T FF FD FP I T
		1	1	1	1	1	1	1	1	1	1		2	3	3	3	3	3	3	3	3		4	4	4		5	5	5

If address is
different	IRS
from prior	Use
return, check
here		6		7		8	8	8	8	8	8	8	8	9	9	9	9	9		10	10	10	10	10	10	10	10	10	10

If you do not have to file returns in the future, check here            and enter date final wages paid

If you are a seasonal employer, see Seasonal employers on page 1 of the instructions and check here

1	Number of employees in the pay period that includes March 12th			1	0.00
2	Total wages and tips, plus other compensation					2	20820.32
3	Total income tax withheld from wages, tips, and sick pay					3	4310.61
4	Adjustment of withheld income tax for preceding quarters of calendar year					4	0.00
5	Adjusted total of income tax withheld (line 3 as adjusted by line 4 see instructions)					5	4310.61
6	Taxable social security wages		6a	$20820.32 x 12.4%(.124) =		6b	2581.72
	Taxable social security tips		6c	$0.00 x 12.4%(.124) =		6d	0.00
7	Taxable Medicare wages and tips		7a	$20820.32 x 2.9%(.029) =		7b	603.79
8	Total social security and Medicare taxes (add lines 6b, 6d, and 7b). Check here if wages are not subject to social security and/or Medicare tax					8	3185.51
9	Adjustment of social security and Medicare taxes (see instructions for required explanation)
	Sick Pay	+/- Fractions of Cents		-0.01	+/- Other $	9	-0.01
10	Adjusted total of social security and Medicare taxes (line 8 as adjusted by line 9—see instructions)					10	3185.50
11	Total taxes (add lines 5 and 10)					11	7496.11
12	Advance earned income credit (EIC) payments made to employees.					12	0.00
13	Net taxes (subtract line 12 from line 11). If $2,500 or more, this must equal line 17, column (d) below (or line D of Schedule B (Form 941))					13	7496.11
14	Total deposits for quarter, including overpayment applied from a prior quarter					14	7496.11
15	Balance due (subtract line 14 from line 13). See instructions					15	0.00
16	Overpayment, if line 14 is more than line 13, enter excess here				0.00
	and check if to be:	Applied to next return	OR	Refunded.
	• All filers: If line 13 is less than $2,500, you need not complete line 17 or Schedule B (Form 941).
	• Semiweekly schedule depositors: Complete Schedule B (Form 941) and check here						X
	• Monthly schedule depositors: Complete line 17, columns (a) through (d), and check here
17	Monthly Summary of Federal Tax Liability. Do not complete if you were a semiweekly schedule depositor.
(a) First month liability	(b) Second month liability	(c) Third month liability	(d) Total liability for quarter
Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.
Sign Here	Signature	/s/ E SLOUSTCHER	Print your Name & Title	Eilan Sloustcher ATTORNEY-IN-FACT	Date 07/31/02

For Privacy Act and Paperwork Reduction Act Notice, see back of Payment Voucher.				Cat. No. 170OIZ	Form 941 (Rev. 1-2002)

SCHEDULE B (FORM 941) (Rev. January 2002)	Employer's Record of Federal Tax Liability See Circular E for more information about employment tax returns.	OMB No. 1545-0029
Department of the Treasury	5151
Internal Revenue Service	Attach to Form 941 or Form 941-SS.
Name as shown on Form 941 (or Form 941-SS) E TOYS INC.	Employer identification number 95-4633006	Date quarter ended 06/30/2002

You must complete this schedule if you are required to deposit on a semiweekly schedule, or if your tax liability on any day is $100,000 or more. Show tax liability here, not deposits. (The IRS gets deposit data from FTD coupons or EFTPS.)

A. Daily Tax Liability—First Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5	860.69	12	1025.20	19	995.43	26	1195.14
6		13		20		27
7		14		21		28
A Total tax liability for first month of quarter								A	4076.46
B. Daily Tax Liability—Second Month of Quarter
1		8		15		22		29
2		9		16		23		30
3	1195.08	10		17	847.06	24	367.39	31	482.06
4		11		18		25
5		12		19		26
6		13		20		27
7		14		21		28
B Total tax liability for second month of quarter								B	2891.59
C. Daily Tax Liability—Third Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5		12		19		26
6		13		20		27
7	528.06	14		21		28
C Total tax liability for third month of quarter								C	528.06
D Total for quarter (add lines A, B, and Q). This should equal line 13 of Form 941 (or line 10 of Form 941-SS)								D	7496.11
For Paperwork Reduction Act Notice, see page 2.					Cat. No. 11967Q		Schedule B (Form 941)(Rev. 1-2002)

RECAP OF TAXES REPORTED
STATE OF CALIFORNIA
INFORMATION ONLY

QUARTER ENDED	06/30/2002	DUE	07/31/02	YR 2002	QTR 2

Employer Account No.

430-7537-3

E TOYS INC
600 Corporate Point 12th Floor Culver City CA 90230
FEIN 95-4633006

A.	NUMBER OF EMPLOYEES earning wages during or receiving pay for the pay periods that include the 12th day of the calendar month (enter numerals only). Please complete all fields. Blank fields will be identified as missing data.	1st Month	2	2nd Month	1	3rd Month	0
B.	TOTAL SUBJECT WAGES PAID THIS QUARTER					(B)	20820	32
C.	UNEMPLOYMENT INSURANCE TAXABLE WAGES (UI) (Individual Employee Wages to $7,000.00 per calendar year)					(C)	0	00
D.	DISABILITY INSURANCE TAXABLE WAGES (DI) (Individual Employee Wages to $46,327.00 per calendar year)
	BREAKDOWN OF ITEM D		(D1 Voluntary Plan) 0.00	PLUS	(D2 State Plan) 20,820.32	=(D3)	20820	32
E.	EMPLOYER'S UI CONTRIBUTIONS		4.900	% Times C		(E)	0	00
E1.	EMPLOYMENT TRAINING TAX		0.100	% Times C		(E1)	0	00
F.	EMPLOYEE CONTRIBUTIONS (SDI)
	WITHHELD	0.900 % Times D2	(F1) SDI Employee Contribution 187.38	LESS	(F2) DI Previously Paid This Quarter 187.39	=(F3)	-0	01
G.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD		(G1) Total Employee PIT Withheld 1,290.54	LESS	(G2) PIT Previously Paid This Quarter 1,290.54	=(G3)	0	00
H.	ADJUSTMENT TO PRIOR QUARTERS - A DE 938, Quarterly Report Adjustment Form, must be attached					(H)	0	00
J.	SUBTOTAL (Add Items E, E1, F3, G3 and H)					(J)	-0	01
K.	DI VOLUNTARY PLAN ASSESSMENT		0.000	% Times D1		(K)	0	00
L.	TAXES DUE THIS QUARTER (Add Items J & K)					(L)	-0	01
Bank No.

In re: eToys, Inc.	Case No. 01-00706 (MFW)

eToys, Inc.
Accounts Payable Aging Report
As of July 31, 2002

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
COHEN, STEFFANIE J	15.00	0.00	0.00	0.00	0.00	15.00
FEDERAL EXPRESS	47.41	0.00	0.00	0.00	0.00	47.41
MERRILL COMMUNICATIONS LLC	0.00	2,178.50	0.00	0.00	0.00	2,178.50
RECALL-INFORMATION MNT	135.00	0.00	0.00	0.00	0.00	135.00
REGUS BUSINESS CENTRES CORP.	280.79	0.00	0.00	0.00	0.00	280.79
RIGHT CLICK LLC	175.00	0.00	0.00	0.00	0.00	175.00
YOUNG, BYNNE	0.00	1,524.84	0.00	0.00	0.00	1,524.84

TOTAL	653.20	3,703.34	0.00	0.00	0.00	4,356.54

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period 07/01/02-07/31/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$100,000.00
(+) Amounts billed during the period
(-) Amounts collected during the period
(-) Other adjustments
Total Accounts Receivable at the end of the reporting period	$100,000.00
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old	100,000.00
Total Accounts Receivable	$100,000.00
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$100,000.00

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE – REGION 3

In re: eToys Distribution LLC	Case No. 01-00707 (MFW) Reporting Period: 07/01/02-07/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	8/13/02 Date
BARRY GOLD Printed Name of Authorized Individual	President & CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys Distribution LLC

Case No. 01-00707 (MFW)

Attachment to Monthly Operating Report (MOR cover page):

    Copies of IRS Form 6123 or Payment Receipt
    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not available.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

	UBOC	BofA Acct No. 375552-4540	Union Bank Acct No. 2180039778	BofA Acct No. 1459-2-08325
	Pre-petition				Total
CASH BEGINNING OF MONTH	0.00	6,015.60	0.00	0.00	6,015.60

CASH SALES					0.00
ACCOUNTS RECEIVABLE					0.00
LOANS AND ADVANCES					0.00
SALE OF ASSETS					0.00
DUE FROM LLC					0.00
OTHER (attach list)					0.00
TRANSFERS - SWEEP ACCOUNT					0.00
TRANSFERS FROM eTOYS INC MM					0.00
TRANSFERS FROM PRE-PETITION					0.00
TRANSFERS FROM eTOYS INC DIP		8,000.00			8,000.00
INTEREST					0.00
TOTAL RECEIPTS	0.00	8,000.00	0.00	0.00	8,000.00

DISBURSEMENTS
NET PAYROLL					0.00
PAYROLL TAXES					0.00
SALES,USE,& OTHER TAXES		(13,490.00)			(13,490.00)
INVENTORY PURCHASES					0.00
SECURED/RENT/LEASES					0.00
INSURANCE					0.00
ADMINISTRATIVE		(24.47)			(24.47)
SELLING					0.00
OTHER (attach list)					0.00
PRE-PETITION EXPENSES *					0.00
OWNER DRAW					0.00
TRANSFERS					0.00
Transfer to eToys Inc. DIP					0.00
Transfer to PR					0.00
Transfer to CD					0.00
Due to LLC					0.00
Transfer to Pre-petition					0.00
PROFESSIONAL FEES					0.00
U.S. TRUSTEE QUARTERLY FEES		(250.00)			(250.00)
COURT COSTS					0.00
TOTAL DISBURSEMENTS	0.00	(13,764.47)	0.00	0.00	(13,764.47)
NET CASH FLOW	0.00	(5,764.47)	0.00	0.00	(5,764.47)
CASH END OF MONTH	0.00	251.13	0.00	0.00	251.13

*PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

  THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		13,764.47
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		13,764.47

OTHER

Note: All payroll disbursements of eToys Distribution LLC were paid by eToys, Inc. and included in Etoys Inc. MOR-1.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

	Union Bank of Cal. 2180039778	Bank of America 375552-4540	Bank of America 1459-2-08325
BALANCE PER BOOKS	$-	$251.13	$-
BANK BALANCE	$-	$501.13	$-
(+) DEPOSITS IN TRANSIT (attach list)	-	-	$-
(-) OUTSTANDING CHECKS (attach list)	-	(250.00)	$-
OTHER (attach list)
ADJUSTED BANK BALANCE	$-	$251.13	$-

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
			30337	250.00	None

Total Outstanding Checks		$—		$250.00

OTHER

In re: eToys Distribution LLC	Cash Disbursements July 2002	Case No. 01-00707 (MFW)
Date	Check Number	Name	Amount
07/15/2002	30334	FRANCHISE TAX BOARD	11,790.00
07/15/2002	30335	FRANCHISE TAX BOARD	900.00
07/15/2002	30336	FRANCHISE TAX BOARD	800.00
07/22/2002	Auto	BANK OF AMERICA	24.47
07/24/2002	30337	U.S. TRUSTEE	250.00

		TOTAL DISBURSEMENTS	$13,764.47

In re: eToys Distribution LLC	Case No. 01-00707(MWF)

Statement of Operations (MOR-2)
March 7, 2001 through July 31, 2002 and One Month Ended July 31, 2002
UNAUDITED

	Mar 7, '01-Jul 31, '02	Jul '02
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	11,554.62	0.00
Loss on Disposal of Assets	-38,616,946.27	0.00
Loss on Settlement of Claims	-522,448.27	0.00
Other Income	838.20	0.00
Refunds Received	3,452.35	0.00
Liquidation Proceeds - Other	2,794,023.34	0.00

Total Liquidation Proceeds	-36,329,526.03	0.00

Total Income	-36,329,526.03	0.00
Cost of Goods Sold
Cost of Goods Sold	2,044,470.55	0.00

Total COGS	2,044,470.55	0.00

Gross Profit	-38,373,996.58	0.00
Expense
Automobile Expense	715.53	0.00
Bank Service Charges	105.70	24.47
Dues and Subscriptions	19.50	0.00
Equipment Leases	168,024.75	0.00
Equipment Rental	12,118.76	0.00
Freight	272,105.65	0.00
Miscellaneous	1,443.72	0.00
Moving Expense	12,050.00	0.00
Outside Services	7,762.46	-35.55
Payroll taxes	119,868.50	250.96
Postage and Delivery	11,167.90	0.00
Printing and Reproduction	33.44	0.00
Rent	2,399,827.72	0.00
Repairs
Computer Repairs	14,599.28	0.00
Equipment Repairs	3,855.91	0.00

Total Repairs	18,455.19	0.00
Salaries & Wages
Vacation Expense	31,316.57	0.00
Salaries & Wages - Other	1,529,914.14	17,307.69

Total Salaries & Wages	1,561,230.71	17,307.69
Security	132,850.15	0.00
Supplies
Office	162.40	0.00
Supplies - Other	33,417.58	0.00

Total Supplies	33,579.98	0.00
Taxes
Property	107,181.66	0.00
Taxes - Other	24,556.74	13,490.00

Total Taxes	131,738.40	13,490.00
Telephone
Communications Expense	2,356.81	0.00
Telephone - Other	46,497.54	0.00

Total Telephone	48,854.35	0.00
See accompanying Note To Financial Statements	Page 1 of 2

In re: eToys Distribution LLC	Case No. 01-00707(MFW)

Statement of Operations (MOR-2)
March 7, 2001 through July 31, 2002 and One Month Ended July 31, 2002
UNAUDITED

Ordinary Income/Expense
Temporary Help	117,666.03	0.00
Travel & Ent
Travel	2,370.82	0.00
Travel & Ent - Other	454.86	0.00

Total Travel & Ent	2,825.68	0.00
Utilities
Gas and Electric	261,827.52	0.00
Water & Trash	11,311.03	0.00
Utilities - Other	20,695.59	0.00

Total Utilities	293,834.14	0.00

Total Expense	5,346,278.26	31,037.57

Net Ordinary Income	-43,720,274.84	-31,037.57
Other Income/Expense
Other Income
Interest Income	5,874.04	0.00
Miscellaneous Income	11,928.00	11,928.00
Other Income	734.65	0.00

Total Other Income	18,536.69	11,928.00
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management	64,830.80	0.00
CLI Liquidation Expenses	196,164.13	0.00

Total Post-Petition Payments	260,994.93	0.00
Pre-Petition Payments
Employee Reimbursements	7,757.61	0.00
Exp Charged - Sec Dep	1,052,398.00	0.00
Other Critical Vendors	27,523.51	0.00
Sales & Other Taxes	-2,110.68	0.00

Total Pre-Petition Payments	1,085,568.44	0.00
Provision for Restructuring Chg	43,251,000.00	0.00

Total Other Reorganization Expenses	44,597,563.37	0.00
U.S. Trustees Fees	14,500.00	250.00

Total Reorganization Expenses	44,612,063.37	250.00

Total Other Expense	44,612,063.37	250.00

Net Other Income	-44,593,526.68	11,678.00

Net Loss	-88,313,801.52	-19,359.57

See accompanying Note To Financial Statements	Page 2 of 2

In re: eToys Distribution LLC	Case No. 01-00707(MFW)

Balance Sheet (MOR-3)
As of July 31, 2002
UNAUDITED

Jul 31, '02
ASSETS
Current Assets
Checking/Savings
104000 - BOA DIP ACCOUNT	251.13

Total Checking/Savings	251.13
Other Current Assets
Other Liquidated Debts
155000 - A/P Debit Balances	20,000.00

Total Other Liquidated Debts	20,000.00

Total Other Current Assets	20,000.00

Total Current Assets	20,251.13
Other Assets
I/C Due to eToys, Inc.	13,085,793.39
Reserve for Restructuring	-230,952.04
Security Deposits
241000 - Other Security Deposit	50,000.00

Total Security Deposits	50,000.00

Total Other Assets	12,904,841.35

TOTAL ASSETS	12,925,092.48

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Post-Petition Liabilities
360000 - Accrued Admin Costs	1,800,000.00

Total Post-Petition Liabilities	1,800,000.00

Total Other Current Liabilities	1,800,000.00

Total Current Liabilities	1,800,000.00
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
311000 - Sales and Use Taxes	2,400,000.00
332000P - Emp Claims Priority	200,000.00
335000 - Other Priority Claims	100,000.00

Total Priority Claims	2,700,000.00
Secured Claims
353000 - Other Secured Claims	250,000.00

Total Secured Claims	250,000.00
Unsecured Claims
301000 - Accounts Payable	42,250,000.00
303500 - Equipment Lease	3,300,000.00
332000U - Emp. Claims Unsecured	300,000.00
370000 - Other Unsecured	400,000.00
I/C - Due to eToys, Inc.	65,413,313.98

Total Unsecured Claims	111,663,313.98

Total Liabs Subject to Compromise	114,613,313.98

Total Long Term Liabilities	114,613,313.98

Total Liabilities	116,413,313.98
Total Equity	-103,488,221.50

TOTAL LIABILITIES & EQUITY	12,925,092.48

See accompanying notes to Financial Statements.	Page 1 of 1

In re: eToys Distribution LLC Debtor	Case No. 01-00707 (MFW) Reporting Period: 07/01/02-07/31/02

Notes to Unaudited Financial Statements (MOR – 2, 3)
UNAUDITED

NOTE 1 -	Basis of Presentation

Assets are carried at fair market value which has been determined using the best information available to management. There can be no assurance that amounts to be realized from the liquidation of the Company's assets will equal the estimated realizable value.

Creditors' claims against the Company are still being evaluated and are subject to the adjudication of the Bankruptcy Court and as of this time the fair market value of such claims has not been established. Accordingly, no adjustment reducing pre-petition liabilities to anticipated settlement amounts has been recorded. (See Notes 3 and 4)
NOTE 2 -	Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. This reserve has now been used to recognize losses and anticipated losses on remaining assets. During January 2002, $11,000,000 of the reserve was reversed and transferred to eToys, Inc. There can be no assurance that the remaining reserve is adequate to cover the losses actually realized upon asset sales.
NOTE 3 -	Administrative Claims

On December 7, 2001, the bar date for the filing of administrative claims passed. Prior to the bar date, administrative claims totaling less than $1.8 million were filed against eToys Distribution, LLC. The Company has undertaken a review and reconciliation of the administrative claims filed and estimated that administrative claims filed against eToys Distribution, LLC to be approximately $1.8 million. Until the claims objections are heard by the Court, the Debtor can make no representations or provide any assurances regarding the Administrative Claims, which would be paid ahead of any distribution to pre-petition creditors.
NOTE 4 -	Liabilities Subject to Compromise

During May 2002, the Debtor substantially completed its review and research into claims filed against the Debtor as a result of its Bankruptcy and the cessation of business operations. Liabilities currently recognized on the balance sheet as of May 31, 2002 reflect management's estimate of liabilities based on claims filed which were adjusted, where appropriate, as claims were researched, validated and quantified. Until the claims objections are heard by the Court, the Debtor can make no representations or provide any assurances regarding the Liabilities Subject to Compromise.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)
Debtor	Reporting Period: 07/01/02-07/31/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	5,695.48	5,695.48	July 5 & 19	Note 1	0.00
FICA-Employee	0.00	555.51	555.51	July 5 & 19	Note 1	0.00
FICA-Employer	0.00	555.51	555.51	July 5 & 19	Note 1	0.00
Tax Rate Adjustment	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00				0.00
Other:	0.00	0.00				0.00
Total Federal Taxes	0.00	6,806.50	6,806.50			0.00
STATE AND LOCAL
Withholding	0.00	763.66	763.66	July 5 & 19	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	763.66	763.66			0.00
Total taxes	0.00	7,570.16	7,570.16			0.00

Note 1 - All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	-	-	-	-	-	-
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments					1,800,000.00	1,800,000.00
Professional Fees
Amounts Due to Insiders*
Other: Vacation Accrual
Other: Post Petition Liabilities
Total Postpetition Debts						1,800,000.00
Explain how and when the Debtor intends to pay any past-due postpetition debts.
Debtor has sufficient funds available to pay all post petition debts upon approval of the Bankruptcy Court.

* "Insider" is defined in 11 U.S.C. Section 101(31).

Form 941 (Rev. January 2002) Department of the Treasury Internal Rev. Service (99)	Employer's Quarterly Federal Tax Return See separate instructions revised January 2002 for information on completing this return. Please type or print

Enter state code for state in which deposits were made only if different from state in address to the right CA (see page 2 of instructions).	Name (as distinguished from trade name) ETOYS DISTRIBUTION LLC Trade name, if any, Address (number and street) 600 Corporate Point	Date quarter ended 06/30/2002 Employer indentification number 54-1959013 City, state and zip code Culver City CA 90230	OMB No. 1545-0029 T FF FD FP I T
		1	1	1	1	1	1	1	1	1	1		2	3	3	3	3	3	3	3	3		4	4	4		5	5	5

If address is
different	IRS
from prior	Use
return, check
here		6		7		8	8	8	8	8	8	8	8	9	9	9	9	9		10	10	10	10	10	10	10	10	10	10

If you do not have to file returns in the future, check here            and enter date final wages paid

If you are a seasonal employer, see Seasonal employers on page 1 of the instructions and check here

1	Number of employees in the pay period that includes March 12th			1	0.00
2	Total wages and tips, plus other compensation					2	79215.37
3	Total income tax withheld from wages, tips, and sick pay					3	22077.08
4	Adjustment of withheld income tax for preceding quarters of calendar year					4	0.00
5	Adjusted total of income tax withheld (line 3 as adjusted by line 4 see instructions)					5	22077.08
6	Taxable social security wages		6a	$4215.38 x 12.4%(.124) =		6b	522.71
	Taxable social security tips		6c	$0.00 x 12.4%(.124) =		6d	0.00
7	Taxable Medicare wages and tips		7a	$79215.37 x 2.9%(.029) =		7b	2297.25
8	Total social security and Medicare taxes (add lines 6a, 6b, and 7b). Check here if wages are not subject to social security and/or Medicare tax					8	2819.96
9	Adjustment of social security and Medicare taxes (see instructions for required explanation)
	Sick Pay	+/- Fractions of Cents $		-0.02	Other	9	-0.02
10	Adjusted total of social security and Medicare taxes (line 8 as adjusted by line 9 see instructions)					10	2819.94
11	Total taxes (add lines 5 and 10)					11	24897.02
12	Advance earned income credit (EIC) payments made to employees.					12	0.00
13	Net taxes (subtract line 12 from line 11). If $2,500 or more, this must equal line 17, column (d) below (or line D of Schedule B (Form 941))					13	24897.02
14	Total deposits for quarter, including overpayment applied from a prior quarter					14	24897.02
15	Balance due (subtract line 14 from line 13). See instructions					15	0.00
16	Overpayment. If line 14 is more than line 13, enter excess here				0.00
	and check if to be:	Applied to next return	OR	Refunded.
	• All filers: If line 13 is less than $2,500, you need not complete line 17 or Schedule B (Form 941).
	• Semiweekly schedule depositors: Complete Schedule B (Form 941) and check here						X
	• Monthly schedule depositors: Complete line 17, columns (a) through (d) and check here
17	Monthly Summary of Federal Tax Liability. Do not complete if you were a semiweekly schedule depositor.
(a) First month liability	(b) Second month liability	(c) Third month liability	(d) Total liability for quarter
Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.
Sign Here	Signature	/s/ E SLOUSTCHER	Print your Name & Title	Eilan Sloustcher ATTORNEY-IN-FACT	Date 07/31/02

For Privacy Act and Paperwork Reduction Act Notice, see back of Payment Voucher.				Cat. No. 170OFZ	Form 941 (Rev. 1-2002)

SCHEDULE B (FORM 941) (Rev. January 2002)	Employer's Record of Federal Tax Liability See Circular E for more information about employment tax returns.	OMB No. 1545-0029
Department of the Treasury	5151
Internal Revenue Service	Attach to Form 941 or Form 941-SS.
Name as shown on Form 941 (Form 941-SS) ETOYS DISTRIBUTION LLC	Employer identification number 54-1959013	Date quarter ended 06/30/2002

You must complete this schedule if you are required to deposit on a semiweekly schedule, or if your tax liability on any day is $100,000 or more. Show tax liability here, not deposits. (The IRS gets deposit data from FTD coupons or EFTPS.)

A. Daily Tax Liability—First Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5	1804.16	12	1804.14	19	1804.14	26	1804.16
6		13		20		27
7		14		21		28
A Total tax liability for first month of quarter								A	7216.60
B. Daily Tax Liability—Second Month of Quarter
1		8		15		22		29
2		9		16		23		30
3	1804.14	10		17	3608.29	24	1804.14	31	1804.16
4		11		18		25
5		12		19		26
6		13		20		27
7		14		21		28
B Total tax liability for second month of quarter								B	9020.73
C. Daily Tax Liability—Third Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5		12		19		26
6		13		20		27
7	1804.14	14	2268.84	21	2268.84	28	2317.87
C Total tax liability for third month of quarter								C	8659.69
D Total for quarter (add lines A, B, and C). This should equal line 13 of Form 941 (or line 10 of Form 941-SS)								D	24897.02
For Paperwork Reduction Act Notice, see Page 2.					Cat. No. 11967Q		Schedule B (Form 941)(Rev. 1-2002)

PA Form UC-2, Rev 9-2000, Employer's Report for Unemployment Compensation				QTR/YEAR	2/2002
Read Instructions — Answer Each Item	DUE DATE 07/31/02	1ST MONTH 1	2ND MONTH 1	3RD MONTH 1
INV.	EXAMINED BY:
Signature certifies that the information contained herein is true and correct to the best of the signer's knowledge.
/s/ E. SLOUSTCHER
10. SIGN HERE-DO NOT PRINT
TITLE	ATTORNEY-IN-FACT	DATE	07/31/2002	PHONE #	925-737-3151

11. FILED          PAPER UC-2A          MAGNETIC MEDIA UC-2A

EMPLOYER'S CONTRIBUTION RATE	0.034510		CHECK DIGIT
APPLIED FOR

ETOYS DISTRIBUTION LLC
600 Corporate Point
12th Floor
Culver City        CA 90230

1.	TOTAL COVERED EMPLOYEES IN PAY PERIOD INCL. 12TH OF MONTH		FOR DEPT USE
2.	GROSS WAGES	7499999
3.	EMPLOYEE CONTRIBUTIONS	000
4.	TAXABLE WAGES FOR EMPLOYER CONTRIBUTIONS	000
5.	EMPLOYER CONTRI- BUTIONS DUE (RATE X ITEM4)	000
6.	TOTAL CONTRI- BUTIONS DUE (ITEMS 3 + 5)	000
7.	INTEREST DUE SEE INSTRUCTIONS	000
8.	PENALTY DUE SEE INSTRUCTIONS	000
9.	TOTAL REMITTANCE (ITEM 6 + 7 + 8)	$0.00
MAKE CHECKS PAYABLE TO: PA UC FUND

ETOYS DISTRIBUTION LLC
	PA-W3 (9-97)
	PA DEPARTMENT OF REVENUE	YR/QTR: 02/02	DUE DATE: 07/31/2002
	ENTITY ID# (EIN)	RECORD OF PA WITHHOLDING TAX BY PERIOD
	54-1959013	PERIOD ENDING	WITHHOLDING TAX
	ACCOUNT #	4 15 2002	323.08
	9040 05 0	4 30 2002	323.08
	TYPE FILER	5 15 2002	161.54
	SM	5 31 2002	646.16
INT. RATE	TAX RATE	6 15 2002	323.08
	0.000	6 30 2002	323.08
	QUARTER ENDING
	06/30/2002	TOTAL AMOUNT WITHHELD FOR QUARTER (ENTER HERE & ON LINE 2)	2100.02
	SEE INSTRUCTIONS ON PAGE 12
EMPLOYER QUARTERLY RETURN OF WITHHOLDING TAX
1	TOTAL COMPENSATION SUBJECT TO PA TAX	74999.99

2	TOTAL PA WITHHOLDING TAX	2100.02

3	TOTAL DEPOSITS FOR QUARTER (INCLUDING VERIFIED OVERPAYMENTS)	2100.02

4	OVERPAYMENT (IF LINE 3 IS GREATER THAN LINE 2)

5	TAX DUE/PAYMENT	$0.00

Only use black or blue ink. Do not use red ink or pencil.
Do Not Make Corrections To The PREPRINTED Information On This Form.
Use The Change/Correction Form (REV-1668)	DEPARTMENT USE ONLY

05011690400500000000200206301200000000000002

Under penalties of perjury, I declare that I have examined this return and to the best of my knowledge and belief, it is true, correct and complete.

	DATE	TELEPHONE NUMBER	TITLE	Signature
00006	07/31/02	925-737-3151	ATTORNEY-IN-FACT	/s/ E. SLOUSTCHER

RECAP OF TAXES REPORTED
STATE OF CALIFORNIA
INFORMATION ONLY

QUARTER ENDED	06/30/2002	DUE	07/31/02	YR 2002	QTR 2

Employer Account No.

454-5688-6

E TOYS DISTRIBUTION LLC
600 Corporate Point 12th Floor Culver City CA 90230
FEIN 54-1959013

A.	NUMBER OF EMPLOYEES earning wages during or receiving pay for the pay periods that include the 12th day of the calendar month (enter numerals only). Please complete all fields. Blank fields will be identified as missing data.	1st Month	0	2nd Month	0	3rd Month	1
B.	TOTAL SUBJECT WAGES PAID THIS QUARTER					(B)	4215	38
C.	UNEMPLOYMENT INSURANCE TAXABLE WAGES (UI) (Individual Employee Wages to $7,000.00 per calendar year)					(C)	0	00
D.	DISABILITY INSURANCE TAXABLE WAGES (DI) (Individual Employee Wages to $46,327.00 per calendar year)
	BREAKDOWN OF ITEM D		(D1 Voluntary Plan) 0.00	PLUS	(D2 State Plan) 4,215.38	=(D3)	4215	38
E.	EMPLOYER'S UI CONTRIBUTIONS		3.400	% Times C		(E)	0	00
E1.	EMPLOYMENT TRAINING TAX		0.000	% Times C		(E1)	0	00
F.	EMPLOYEE CONTRIBUTIONS (SDI)
	WITHHELD	0.900 % Times D2	(F1) SDI Employee Contribution 37.94	LESS	(F2) DI Previously Paid This Quarter 37.94	=(F3)	0	00
G.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD		(G1) Total Employee PIT Withheld 244.13	LESS	(G2) PIT Previously Paid This Quarter 244.13	=(G3)	0	00
H.	ADJUSTMENT TO PRIOR QUARTERS - A DE 938, Quarterly Report Adjustment Form, must be attached					(H)	0	00
J.	SUBTOTAL (Add Items E, E1, F3, G3 and H)					(J)	0	00
K.	DI VOLUNTARY PLAN ASSESSMENT		0.000	% Times D1		(K)	0	00
L.	TAXES DUE THIS QUARTER (Add Items J & K)					(L)	0	00
Bank No.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)
Debtor	Reporting Period: 07/01/02-07/31/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$20,000.00
(+) Amounts billed during the period	$-
(-) Amounts collected during the period
(-) Other adjustments (Note 1 + 2)
Total Accounts Receivable at the end of the reporting period	$20,000.00
Accounts Receivable Aging	Amount
0-30 days old	$-
31-60 days old
61-90 days old
91 + days old	$20,000.00
Total Accounts Receivable	$20,000.00
Amount considered uncollectible (Bad Debt)	$-
Accounts Receivable (Net)	$20,000.00

DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: eKids, Inc.	Case No. 01-00708 (MFW) Reporting Period: 07/01/02-07/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	8/13/02 Date
BARRY GOLD Printed Name of Authorized Individual	President & CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

*  Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks		$-

OTHER

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total
CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00

CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS - SWEEP ACCOUNT				0.00
TRANSFERS - UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00

DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

  THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02
MOR-2 STATEMENT OF OPERATIONS (Income Statement)	NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

	MONTH	FILING TO DATE
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned bur for the Bankruptcy proceeding, should be reported as a reorganization item.

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02
MOR-3
BALANCE SHEET	NOT APPLICABLE
ASSETS	MONTH	MONTH
NOT APPLICABLE
Cash (Unrestricted)
Cash (restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets

Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Downer Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

eKids, Inc., debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the United States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*
"Insider" is defined in 11 U.S.C. Section 101 (31).

In re: eKids, Inc.	Case No. 01-00708 (MFW) Reporting Period: 07/01/02 - 07/31/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: PMJ Corporation	Case No. 01-00709 (MFW) Reporting Period: 07/01/02-07/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	8/13/02 Date
BARRY GOLD Printed Name of Authorized Individual	President & CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: PMJ Corporation	Case No. 01-0709 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total
CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00

CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS - SWEEP ACCOUNT				0.00
TRANSFERS - UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00

DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

            THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks		$-

OTHER

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02
MOR-2 STATEMENT OF OPERATIONS
(Income Statement)	NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

	MONTH	FILING TO DATE
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-Interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the Bankruptcy proceeding, should be reported as a reorganization item.

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02
MOR-3 BALANCE SHEET	NOT APPLICABLE

ASSETS	MONTH	MONTH
NOT APPLICABLE
Cash (Unrestricted)
Cash (Restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets

Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02
MOR-3 continued BALANCE SHEET
NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Owner Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

PMJ Corporation, debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the United States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Debtor	Reporting Period 07/01/02-07/31/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

2

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Reporting Period: 07/01/02-07/31/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

        DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

QuickLinks

  Exhibit 99.1